UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2016

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)  On May 10, 2016, the stockholders of 3M Company (the “Company”) approved the 3M Company 2016 Long-Term Incentive Plan (the “2016 Plan”) at the annual meeting of stockholders (the “Annual Meeting”). The 2016 Plan became effective immediately upon stockholder approval. A summary of the principal provisions of the 2016 Plan is set forth below.

Eligibility. Employees and non-employee directors of the Company or any of its subsidiaries are eligible to receive awards under the 2016 Plan.

Types of Awards. The 2016 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance bonus awards, performance shares and other stock- or cash-based awards.

Authorized Shares. The 2016 Plan authorizes the issuance of the sum of: (a) 23,965,000 shares of common stock; plus (b) the aggregate number of shares of common stock that remain available for future awards under the Company’s existing equity plans as of the effective date of the 2016 Plan; plus (c) for each award that is outstanding under the Company’s existing equity plans as of the effective date of the 2016 Plan, (i) one share for each share subject to an award that is an option or stock appreciation right and (ii) 2.5 shares for each share subject to an award other than an option or stock appreciation right (or other award subject to an exercise price, strike price or similar concept) (a “Full Value Award”), in each case, that subsequently becomes available for issuance under the 2016 Plan pursuant to the share counting provisions of the 2016 Plan. The aggregate number of shares available for issuance under the 2016 Plan will be reduced by 2.5 shares for each share delivered in settlement of any Full Value Award and by one share for each share delivered in settlement of any option or stock appreciation right. Shares issued under the 2016 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares. In no event will more than 34,000,000 shares of common stock be issuable pursuant to the exercise of incentive stock options under the 2016 Plan during its ten-year term.

Administration. The 2016 Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or a subcommittee thereof (or by the Board or another Board committee as may be determined by the Board from time to time). The administrator of the 2016 Plan (the “Administrator”) or its delegate will have the authority to determine which service providers receive awards and set the terms and conditions applicable to the award within the confines of the 2016 Plan’s terms. The Administrator or its delegate will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2016 Plan.

Award Limits for Employees. The 2016 Plan includes annual limits on awards that may be granted to any individual participant. For participants other than non-employee directors, the maximum aggregate number of shares of common stock with respect to all options and stock appreciation rights that may be granted to any one person during any calendar year is 500,000 and the maximum aggregate number of shares of common stock that may be earned with respect to all other awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code that may be granted to any one person during any calendar year is 500,000. The maximum aggregate amount that may become payable (in cash, shares of common stock, or any combination thereof) pursuant to all performance bonus awards that may be paid to any one person during any calendar year is $10,000,000. These numbers will be multiplied by two with respect to awards granted to a participant during the calendar year in which the participant commences employment with the Company or its subsidiaries. Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the 2016 Plan be granted to any one person during any calendar year with respect to one or more awards denominated in shares. For purposes of these individual award limits, each share subject to an award (including a Full Value Award) will be counted as one share against the specified limit.

Compensation Limit for Non-Employee Directors. The sum of all cash or other compensation and the value (determined as of the grant date in accordance with FASB ASC Topic 718 (or any successor thereto)) of all awards granted to a non-employee director under the 2016 Plan during any calendar year for services as a member of the Board may not exceed $600,000.

Other Terms. The 2016 Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements.

Amendment and Termination.  The Board or the Compensation Committee of the Board may amend, suspend or terminate the 2016 Plan at any time and from time to time. However, no amendment requiring stockholder approval to comply with applicable laws will be effective unless approved by the Board and the Company’s stockholders and no amendment, other than an amendment that increases the number of shares available under the 2016 Plan, may materially and adversely affect the economic benefits to be delivered under an outstanding award as of the date of such amendment without the consent of the affected participant.

Effective Date and Term.  The 2016 Plan became effective immediately upon receipt of stockholder approval at the Annual Meeting.  Unless sooner terminated by the Board, the 2016 Plan will expire on May 10, 2026.

The terms and conditions of the 2016 Plan are described in the section entitled “Proposal No. 4:  Approval of the 2016 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2016. The Company’s directors and executive officers are eligible to participate in the 2016 Plan. The foregoing description of the 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the actual plan document, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	3M Company 2016 Long-Term Incentive Plan
10.2	Form of Stock Option Award Agreement
10.3	Form of Stock Appreciation Right Award Agreement
10.4	Form of Restricted Stock Unit Award Agreement
10.5	Form of Performance Share Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 12, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	3M Company 2016 Long-Term Incentive Plan
10.2	Form of Stock Option Award Agreement
10.3	Form of Stock Appreciation Right Award Agreement
10.4	Form of Restricted Stock Unit Award Agreement
10.5	Form of Performance Share Award Agreement